Exhibit 10.3

WAIVER AND CONSENT

WAIVER AND CONSENT, dated as of August 25, 2004 (this “Waiver”), in connection with the Financing Agreement, dated as of July 13, 2004 (the ”Financing Agreement”), by and among Oglebay Norton Company, an Ohio corporation, as a debtor and debtor-in-possession (the “Borrower”), each subsidiary of the Borrower listed as a “Guarantor” on the signature pages thereto, each as a debtor and debtor-in-possession (each a “Guarantor” and collectively, the “Guarantors”), the lenders party thereto (each a “Lender” and collectively, the ”Lenders”), Silver Point Finance, LLC, a Delaware limited liability company (“Silver Point”), as collateral agent and syndication agent for the Lenders and as lead arranger (in such capacities, the ”Collateral Agent”), Wells Fargo Foothill, Inc., a California corporation (“Foothill”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), and Bank One, NA and Bank of America, N.A., each as a documentation agent for the Lenders (in such capacity, each a “Documentation Agent” and collectively, the “Documentation Agents”).

WHEREAS, (i) on the Effective Date, the Loan Parties (as defined in the Financing Agreement) agreed to deliver to the Agents on a post-closing basis executed Cash Management Agreements and similar agreements and other documents described in Section 8.01(q)(i) of the Financing Agreement (collectively, the “Cash Management Documents”) within 45 days of the Effective Date and (ii) the Loan Parties have requested (A) an extension until November 12, 2004 of the date by which the Cash Management Documents must be delivered to the Agents, and (B) that the Agents and the Required Lenders consent to such extension and waive any Default or Event of Default resulting therefrom. In accordance with Section 13.02 of the Financing Agreement, the Agents and the Required Lenders have agreed to such consent and waiver, subject to the terms and conditions set forth herein.

1. Definitions. All terms used herein which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

2. Consents and Waivers. Effective as of the date hereof, in accordance with Section 13.02 of the Financing Agreement, the Agents and the Required Lenders hereby consent to, and waive any Event of Default that may otherwise arise under the Financing Agreement or any of the other Loan Documents resulting solely in connection with the failure of the Loan Parties to deliver the Cash Management Documents as required by Section 8.01(q)(i) of the Financing Agreement within 45 days of the Effective Date, provided, however, that with respect to any Cash Management Account either (a) the Cash Management Documents with respect to such Cash Management Account are delivered to the Agents on or before November 12, 2004 or, (b) (i) such Cash Management Account is closed, (ii) if a new Cash Management Account is opened to replace the Cash Management Account that has been closed, Cash Management Documents, in form and substance satisfactory to the Agents, are delivered to the Agents with respect to such new Cash Management Account, and (iii) the Loan Parties enter into an amendment to the Financing Agreement amending Schedule 7.01(u) to the Financing Agreement to include such new Cash Management Account and amending any other provision of the Financing Agreement necessary to include such new Cash Management Account.

3. Effect of Waivers. This Waiver (i) shall become effective when signed by each of the Agents and the Required Lenders, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect. This Waiver shall constitute a Loan Document for all purposes of the Financing Agreement and the other Loan Documents.

4. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5. Counterparts. This Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Agents and the Required Lenders have caused this Waiver to be executed as of the date first above written.

COLLATERAL AGENT:

SILVER POINT FINANCE, LLC

By:	/s/ Jeffrey Gelfand
Name:	Jeffrey Gelfand
Title:	CFO

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC.

By:	/s/ David Sanchez
Name:	David Sanchez
Title:	Vice President

DOCUMENTATION AGENT AND LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Jang S. Kim
Name:	Jang S. Kim
Title:	Vice President

DOCUMENTATION AGENT AND LENDER:

BANK ONE, NA
(MAIN OFFICE CHICAGO)

By:	/s/ James Gurgone
Name:	James Gurgone
Title:	Director

LENDERS:

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:		/s/ Jonathan Weiss
Name:		Jonathan Weiss
Title:		Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:		/s/ Pedro Ramirez
Name:		Pedro Ramirez
Title:		Authorized Signatory

LIMESTONE INVESTORS, L.L.C.

	By:	Farallon Capital Management, L.L.C.
its General Manager

By:		/s/ William F. Mellin
Name:		William F. Mellin
Title:		Managing Member

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Name:
Title:

SPCP GROUP III LLC

By:		/s/ Jeffrey Gelfand
Name:		Jeffrey Gelfand
Title:		CFO

SPIRET IV LOAN TRUST 2003-A

	By:	WILMINGTON TRUST COMPANY, not in
its individual capacity but solely as trustee

By:
Name:
Title:

GOLDENTREE LOAN OPPORTUNITIES I, LIMITED

	By:	GoldenTree Asset Management, L.P.

By:	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell
Title:	Partner

GOLDENTREE LOAN OPPORTUNITIES II, LIMITED

	By:	GoldenTree Asset Management, L.P.

By:	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell
Title:	Partner

QP SFM CAPITAL HOLDINGS LIMITED

By:	/s/ Jodye M. Anzalotta
Name:	Jodye M. Anzalotta
Title:	Attorney-in-Fact

BLACK DIAMOND INTERNATIONAL FUNDING, LTD

By:
Name:
Title:

BDC FINANCE L.L.C.

By:
Name:
Title:

COOKSMILL

By:
Name:
Title:

OAK HILL CREDIT ALPHA FUND (OFFSHORE), LTD.

By:
Name:
Title:

OAK HILL CREDIT ALPHA FUND, LP

	By:	Oak Hill Credit Alpha GenPar, L.P.,
Its General Partner

	By:	Oak Hill Credit Alpha MGP, LLC,
Its General Partner

By:
Name:
Title:

OAK HILL SECURITIES FUND, L.P.

	By:	Oak Hill Securities GenPar, L.P.
Its General Partner

	By:	Oak Hill Securities MGP, Inc.
Its General Partner

By:
Name:
Title:

OAK HILL SECURITIES FUND II, L.P.

	By:	Oak Hill Securities GenPar II, L.P.
Its General Partner

	By:	Oak Hill Securities MGP II, Inc.
Its General Partner

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

STARK TRADING

By:
Name:
Title:

SHEPHERD INVESTMENTS INTERNATIONAL, LTD.

By:
Name:
Title:

Each of the undersigned Borrower and Guarantors hereby ratifies and confirms its Obligations under the Financing Agreement and the other Loan Documents, as modified hereby.

BORROWER:

OGLEBAY NORTON COMPANY

By:	/s/ Julie A. Boland
Name:	Julie A. Boland
Title:	Vice President, CFO and Treasurer

GUARANTORS:

ERIE NAVIGATION COMPANY
ERIE SAND AND GRAVEL COMPANY
ERIE SAND STEAMSHIP CO.
GLOBAL STONE CHEMSTONE CORPORATION
GLOBAL STONE CORPORATION
GLOBAL STONE FILLER PRODUCTS, INC.
GLOBAL STONE JAMES RIVER, INC.
GLOBAL STONE MANAGEMENT COMPANY
GLOBAL STONE PENROC LP
GLOBAL STONE PORTAGE, LLC
GLOBAL STONE ST. CLAIR INC.
GLOBAL STONE TENN LUTTRELL COMPANY
GS LIME COMPANY
GS PC INC.
MICHIGAN LIMESTONE OPERATIONS, INC.
MOUNTFORT TERMINAL, LTD.
OGLEBAY NORTON ENGINEERED MATERIALS, INC.
OGLEBAY NORTON INDUSTRIAL SANDS, INC.
OGLEBAY NORTON MANAGEMENT COMPANY
OGLEBAY NORTON MARINE MANAGEMENT
COMPANY, L.L.C.
OGLEBAY NORTON MARINE SERVICES
COMPANY, L.L.C.
OGLEBAY NORTON MINERALS, INC.
OGLEBAY NORTON SPECIALTY MINERALS, INC.
OGLEBAY NORTON TERMINALS, INC.
ON COAST PETROLEUM COMPANY
ON MARINE SERVICES COMPANY
ONCO INVESTMENT COMPANY
ONCO WVA, INC.
ONMS MANAGEMENT COMPANY, LLC
ONTEX, INC.
SAGINAW MINING COMPANY
TEXAS MINING, LP

By:	/s/ Julie A. Boland
Name:	Julie A. Boland
Title:	Vice President and Treasurer